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                                                                EXHIBIT 23.2


                              Accountants' Consent



The Board of Directors
Guilford Pharmaceuticals:


We consent to the use of our report incorporated herein by reference.



Philadelphia, PA
December 12, 1996




                                             /s/ KPMG PEAT MARWICK LLP
                                             -----------------------------
                                             KPMG PEAT MARWICK LLP